UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                               ____________


                                FORM 8-K/A

                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: August 11, 1998


                             DYNEX CAPITAL, INC.
             (Exact Name of Registrant as Specified in Charter)


   Virginia                        1-9819                       52-1549373
(State or Other            (Commission File Number)           (IRS Employer
Jurisdiction of                                             Identification No.)
 Incorporation)

10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia                23060
       (Address of Principal Executive Offices)                  (Zip Code)


                               (804) 217-5800
            (Registrant's telephone number, including area code)

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Item 7.       Exhibits


(c).     Exhibits

16.1     Letter from KPMG Peat Marwick LLP dated August 7, 1998.



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 11, 1998

                                     DYNEX CAPITAL, INC.


                                     By:     /s/  Lynn K. Geurin

                                             Lynn K. Geurin
                                             Executive Vice President and
                                             Chief Financial Officer

                              Exhibit Index


Exhibit

16.1      Letter from KPMG Peat Marwick LLP dated August 7, 1998